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                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                             EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED AUGUST 29, 2011 TO THE
                         PROSPECTUS DATED MAY 1, 2011

This supplement revises certain information in the May 1, 2011 prospectus for the Equity Advantage Variable Universal Life Insurance policy issued by Metropolitan Life Insurance Company. You should read and retain this supplement.

The following replaces the corresponding information appearing in the fee table on page A-11 of the prospectus:

                           WHEN CHARGE  CURRENT AMOUNT           MAXIMUM AMOUNT
CHARGE                     IS DEDUCTED  DEDUCTED                 DEDUCTIBLE
------                     -----------  ------------------------ ---------------------
Guaranteed Minimum
Death Benefit Rider

 Minimum and                Monthly     $.03 to $.14 per $1,000  $.03 per $1,000 of
 Maximum Charge                         of net amount at risk    net amount at risk

 Charge for a male          Monthly     $.03 per $1,000 of net   $.03 to $83.33 per
 insured, age 35, in the                amount at risk           $1,000 of net amount
 preferred nonsmoker                                             at risk
 risk class

The foregoing change is effective for Policies with an application date (or an amended application date) of September 26, 2011 or later.

CORRECTION

On page A-41 of the prospectus, in the column headed "The Maximum Surrender Charge per $1,000 of Base Policy Face Amount," the charge in Policy year 7 is $24.42.